UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-08795

40|86 Strategic Income Fund
(Exact name of registrant as specified in charter)

11825 North Pennsylvania Street
Carmel, IN 46032
(Address of principal executive offices) (Zip code)

Sarah L. Bertrand
11825 North Pennsylvania Street
Carmel, IN 46032
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-817-4086

Date of fiscal year end: June 30, 2005

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

40|86 STRATEGIC INCOME FUND

December 31, 2004

Semi-Annual Report

40 | 86 Strategic Income Fund	Semi-Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

How did the Fund perform relative to its benchmark?

The 40|86 Strategic Income Fund returned 13.35% for the six months ended December 31, 2004. This compares to 9.38% for the benchmark Merrill Lynch High Yield Master II Index.(1)

What caused the variance in performance between the Fund and its benchmark?

During the first six months of fiscal 2005, portfolio performance was driven in large part by our migration to high single B and low BB rated securities. In addition, our bottom-up research efforts resulted in excellent relative value credit selections over the past six months.

What portfolio holdings enhanced the Fund’s performance?

For the six months ended December 31, 2004, portfolio performance was driven by our holdings in the Energy, Wireless Communications and Leisure sectors, specifically El Paso Production Holdings, Starwood Hotels, Hilton Hotels, Airgate PCS and Qwest Communications.

Which holdings detracted from performance?

For the six months ended December 31, 2004, portfolio performance was negatively impacted by investments in the Technology and Homebuilder sectors, specifically Amkor Technologies, William Lyons Homes, and Hovnanian Enterprises.

What is your outlook for the rest of the fiscal year?

We anticipate that interest rates will continue to rise during 2005, although the rate of increase will be slow and the amount, potentially modest accept for short-term rates. As a result of this environment, we don’t expect that we will see inflows into fixed income products and, most likely will continue to experience outflows that started in mid-2004. Higher interest rates and investment outflows will put pressure on high yield returns during 2005.
Investors may recall in our annual report we described our plan of action to mitigate the potential impact of increasing interest rates. We moved from a barbell approach, meaning that we have a portion of high quality, lower yield investments also known as “crossover” credits on one end, and higher risk, high yield credits on the other. The plan we implemented was a general migration to the middle of the high yield market or high single B and low BB credits.

Our strategy has worked well and we intend to maintain this plan going into 2005 for several reasons. First, we believe higher interest rates will negatively impact crossover issuers, as they are more likely to trade on spread and not dollar price. Secondly, we believe that lower quality issuers will be negatively impacted by the higher costs of capital, lower earnings and, in turn, a decline in credit quality.

We have selected credits in the middle of the high yield market based on the recommendations of our credit research team. We focused on those credits that have stronger balance sheets, manageable maturity schedules, and positive business prospects. Specifically, these include Blount Inc., HealthSouth Corporation, Chesapeake Energy Corp., and Boise Cascade Corp. Our intensive credit process historically has served us well. As we enter a period of rising interest rates, credit selection based on bottom up analysis will continue to guide our investment decisions. We believe this will continue to deliver competitive risk adjusted returns over time.

Gregory J. Hahn, CFA	Leo J. Dierckman
Chief Investment Officer	Second Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

-------------------
(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes. The Merrill Lynch High Yield Master II Index is an unmanaged, market capitalization weighted index of all domestic and yankee high yield bonds.

Management of the Fund

Gregory J. Hahn, CFA and Leo J. Dierckman are the Fund’s portfolio managers. Mr. Hahn is chief investment officer for 40|86 Advisors, Inc. He is responsible for the portfolio management and oversight of the affiliated insurance company portfolios and the third-party institutional client accounts. In addition, he is responsible for registered products. He is chairman of 40|86 Advisors' portfolio management group and a member of the senior management team. Mr. Dierckman is a senior securities analyst and portfolio manager for 40|86 Advisors, Inc. He is responsible for the analysis of the healthcare and restaurant industries and all taxable municipal bonds. He is also the portfolio manager for the Managers Convertible Securities Fund and co-manager of the high yield portfolios.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2004

SHARES OR PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS (138.0%)
Amusement and Recreation Services (7.0%)
$ 1,770,000	Blockbuster, Inc., 9.000%, due 09/01/2012, (a) Cost — $1,805,725;
	Acquired — 08/13/2004, 09/29/2004, 10/21/2004 and 11/12/2004 (e)	$1,756,725
810,000	MGM Mirage, Inc., 8.500%, due 09/15/2010 (e)	925,425
1,650,000	Pinnacle Entertainment, 8.250%, due 03/15/2012 (e)	1,761,375
1,075,000	Vail Resorts, Inc., 6.750%, due 02/15/2014 (e)	1,099,188
		5,542,713

Apparel and Other Finished Products (2.8%)
945,000	Phillips Van-Heusen Corp., 7.250%, due 02/15/2011 (e)	996,975
1,155,000	Russell Corp., 9.250%, due 05/01/2010 (e)	1,244,512
		2,241,487

Building Services (3.7%)
1,060,000	THL BuildCo., Inc., 8.500%, due 09/01/2014, (a) Cost — $1,060,000; Acquired — 08/12/2004 (e)	1,113,000
1,280,000	Universal Hospital Services, Inc., 10.125%, due 11/01/2011 (e)	1,337,600
545,000	Williams Lyon Homes, 7.625%, due 12/15/2012, (a) Cost — $545,000; Acquired — 11/15/2004	534,781
		2,985,381

Cable and Other Pay Television Services (10.4%)
890,000	Cablevision Systems Corp., 8.000%, due 04/15/2012, (a) Cost — $890,000; Acquired — 03/30/2004 (e) . . .	954,525
1,640,000	Charter Communications OPT, 8.375%, due 04/30/2014, (a) Cost — $1,664,600; Acquired — 11/05/2004 (e)	1,738,400
1,110,000	Echostar DBS, Corp., 6.625%, due 10/01/2014, (a) Cost — $1,100,213; Acquired — 09/20/2004 (e)	1,129,425
1,345,000	Innova S De R. L., 9.375%, due 09/19/2013 (e)	1,536,663
1,215,000	Insight Communications Co., Inc., STEP (b) 0.000%/12.250%, due 02/15/2011 (e)	1,187,662
1,110,000	Qwest Communications, 7.250%, due 02/15/2011, (a) Cost — $1,103,264; Acquired — 01/30/2004 (e)	1,143,300
580,000	Superior Essex Communications & Essex Group., Inc., 9.000%, due 04/15/2012 (e)	600,300
		8,290,275

Chemicals and Allied Products (8.3%)
555,000	Church & Dwight Co., Inc., 6.000%, due 12/15/2012, (a) Cost — $555,000; Acquired — 12/15/2004	567,488
140,000	Cooper Standard Auto, 7.000%, due 12/15/2012, (a) Cost — $140,000; Acquired — 12/16/2004	142,800
415,000	Cooper Standard Auto, 8.375%, due 12/15/2014, (a) Cost — $415,000; Acquired — 12/16/2004	416,037
990,000	Elizabeth Arden, Inc., 7.750%, due 01/15/2014 (e)	1,054,350
630,000	Hercules, Inc., 6.750%, due 10/15/2029 (e)	653,625
363,000	HMP Equity Holdings Corp., 0.000%, due 05/15/2008 (c)	241,849
147,000	Huntsman ICI Chemicals, 10.125%, due 07/01/2009	158,379
1,095,000	Huntsman ICI Chemicals, 7.375%, due 01/01/2015 (e)	1,103,213
825,000	Lyondell Chemical Co., 11.125%, due 07/15/2012 (e)	983,812
635,000	Rockwood Specialties Group, 10.625%, due 05/15/2011 (e)	733,425
420,000	Terra Capital, Inc., 12.875%, due 10/15/2008 (e)	527,100
		6,582,078

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited) (continued)	December 31, 2004

SHARES OR PRINCIPAL AMOUNT	VALUE

Communication Services (10.0%)
$ 1,615,000	American Tower Corp., 7.125%, due 10/15/2012, (a) Cost — $1,615,669;
	Acquired — 09/28/2004 and 09/29/2004 (e)	$1,659,413
795,000	Crown Castle International Corp., 7.500%, due 12/01/2013	858,600
1,100,000	L-3 Communications Corp., 5.825%, due 01/15/2015, (a) Cost — $1,100,000; Acquired — 11/01/2004	1,102,750
275,000	New Skies Satellites NV, 9.125%, due 11/01/2012, (a) Cost — $275,000; Acquired — 10/22/2004	281,875
1,316,000	Panamsat Corp., 9.000%, due 08/15/2014, (a) Cost — $1,368,898;
	Acquired — 08/02/2004 and 12/09/2004 (e).	1,475,565
440,000	Rogers Wireless, Inc., 9.625%, due 05/01/2011	518,100
520,000	Rogers Wireless, Inc., 7.500%, due 03/15/2015, (a) Cost — $520,000; Acquired — 11/19/2004 (e)	551,200
620,000	Rural Cellular Corp., 8.250%, due 03/15/2012	658,750
780,000	Spectrasite, Inc., 8.250%, due 05/15/2010	836,550
		7,942,803

Electric, Gas, and Sanitary Services (3.6%)
800,000	Midwest Generation LLC, 8.560%, due 01/02/2016 (e)	888,000
545,000	Nevada Power Co., 5.875%, due 01/15/2015, (a) Cost — $545,000; Acquired — 11/09/2004	551,813
280,000	Reliant Energy, Inc., 6.750%, due 12/15/2014	279,650
1,090,000	Texas Genco LLC/Financing, 6.875%, due 12/15/2014, (a) Cost — $1,090,000; Acquired — 12/08/2004 (e)	1,132,238
		2,851,701

Electronic, Other Electrical Equipment, except Computers (5.9%)
357,000	Alamosa Delaware, Inc., 11.000%, due 07/31/2010 (e)	422,153
865,000	Celestica, Inc., 7.875%, due 07/01/2011.	932,038
1,090,000	Flextronics International Ltd., 6.250%, due 11/15/2014, (a) Cost — $1,090,000; Acquired — 11/09/2004 (e)	1,084,550
850,000	IPC Acquisition Corp., 11.500%, due 12/15/2009 (e).	935,000
1,205,000	Rayovac Corp., 8.500%, due 10/01/2013 (e).	1,343,575
		4,717,316

Fabricated Metal Products, except Machinery and Transportation Equipment (0.9%)
640,000	Jacuzzi Brands, Inc., 9.625%, due 07/01/2010 (e).	713,600

Food and Kindred Products (0.7%)
480,000	Reddy Ice Group, Inc., 8.875%, due 08/01/2011 (e)	520,800

Foreign Governments (4.5%)
1,345,000	Federative Republic of Brazil, 10.500%, due 07/14/2014	1,597,188
545,000	Republic of Panama, 7.125%, due 03/15/2015	569,525
805,000	Republic of Turkey, 7.250%, due 03/15/2015	831,162
535,000	Russian Federation, 5.000%, due 03/31/2030	553,725
		3,551,600

Health Services (4.3%)
1,000,000	Community Health Systems, 6.500%, due 12/15/2012, (a) Cost — $1,000,000; Acquired 12/09/2004	1,012,500
500,000	HealthSouth Corp., 7.375%, due 10/01/2006 (e)	513,750
1,305,000	HealthSouth Corp., 10.750%, due 10/01/2008 (e)	1,383,300
535,000	OmniCare, Inc., 6.125%, due 06/01/2013	540,350
		3,449,900

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited) (continued)	December 31, 2004

SHARES OR PRINCIPAL AMOUNT	VALUE

Hotels, Other Lodging Places (7.3%)
$865,000	Hilton Hotels Corp., 7.500%, due 12/15/2017 (e).	$1,013,521
1,050,000	Host Marriott, LP, 7.000%, due 08/15/2012, (a) Cost — $1,034,642; Acquired — 07/27/2004 (e)	1,115,625
975,000	Park Place Entertainment Corp., 8.125%, due 05/15/2011 (e)	1,131,000
910,000	Starwood Hotels & Resorts, 7.375%, due 11/15/2015	1,016,925
1,545,000	Wynn Las Vegas LLC/Corp., 6.625%, due 12/01/2014, (a) Cost — $1,536,060; Acquired — 12/17/2004	1,537,275
		5,814,346

Industrial and Commercial Machinery and Computer Equipment (4.7%)
1,660,000	Park-Ohio Industries, Inc., 8.375%, due 11/15/2014, (a) Cost — $1,666,925;
	Acquired — 11/19/2004 and 12/09/2004	1,668,300
250,000	Rexnord Corp., 10.125%, due 12/15/2012	283,750
1,050,000	Terex Corp., 7.375%, due 01/15/2014 (e)	1,131,375
660,000	Unova, Inc., 7.000%, due 03/15/2008	681,450
		3,764,875

Insurance (0.6%)
500,000	Liberty Mutual Group, 5.750%, due 03/15/2014, (a) Cost — $492,265; Acquired — 11/15/2004	492,428

Lumber and Wood Products, except Furniture (3.1%)
890,000	Ainsworth Lumber Corp., 6.750%, due 03/15/2014 (e)	875,532
1,400,000	Georgia-Pacific Corp., 7.700%, due 06/15/2015 (e).	1,606,500
		2,482,032

Measuring Instruments, Photo Goods, Watches (1.0%)
775,000	DRS Technologies, Inc., 6.875%, due 11/01/2013 (e)	813,750

Miscellaneous Manufacturing Industries (3.5%)
1,845,000	Blount, Inc., 8.875%, due 08/01/2012 (e)	2,011,050
275,000	Dresser-Rand Group, Inc., 7.375%, due 11/01/2014, (a) Cost — $275,000; Acquired — 10/14/2004	281,875
440,000	Polypore, Inc., 8.750%, due 05/15/2012.	462,000
		2,754,925

Miscellaneous Retail (2.2%)
1,630,000	Jean Coutu Group PJC Inc., 7.625%, due 08/01/2012, (a) Cost — $1,666,500;
	Acquired — 07/20/2004, 07/22/2004 and 09/14/2004 (e).	1,731,875

Municipal Bonds (1.5%)
1,198,078	Tobacco Settlement Finance Corp., 6.360%, due 05/15/2025 (e).	1,180,812

Oil and Gas Extraction (4.3%)
505,000	Chesapeake Energy, 6.375%, due 06/15/2015, (a) Cost — $500,264; Acquired — 12/01/2004	521,412
1,300,000	Chesapeake, 6.875%, due 01/15/2016	1,368,250
790,000	El Paso Production Holdings, 7.750%, due 06/01/2013 (e)	831,475
650,000	Houston Exploration Co., 7.000%, due 06/15/2013	692,250
		3,413,387

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited) (continued)	December 31, 2004

SHARES OR PRINCIPAL AMOUNT	VALUE

Paper and Allied Products (8.0%)
$ 1,640,000	Boise Cascade, 7.125%, due 10/15/2014, (a) Cost — $1,640,000; Acquired — 10/15/2004 (e)	$1,742,500
835,000	Cenveo Corp., 9.625%, due 03/15/2012 (e)	920,587
235,000	Cenveo Corp., 7.875%, due 12/01/2013 (e).	219,725
805,000	Graham Packing, Co., 8.500%, due 10/15/2012, (a) Cost — $815,031; Acquired — 09/29/2004	849,275
1,100,000	Graphic Packaging International, 9.500%, due 08/15/2013 (e)	1,256,750
275,000	Neenah Paper, Inc., 7.375%, due 11/15/2014, (a) Cost — $275,000; Acquired — 11/18/2004	280,500
1,055,000	Stone Container, 7.375%, due 07/15/2014 (e)	1,128,850
		6,398,187

Personal Services (4.7%)
1,660,000	Adesa, Inc., 7.625%, due 06/15/2012 (e)	1,759,600
1,955,000	Goodman Global Holdings, 7.875%, due 12/15/2012, (a) Cost — $1,955,000; Acquired — 12/15/2004	1,945,225
		3,704,825

Pipelines (3.9%)
690,000	Dynegy Holdings, Inc., 10.125%, due 07/15/2013, (a) Cost — $720,010;
	Acquired — 08/01/2003 and 03/11/2004 (e)	793,500
1,120,000	Pacific Energy Partners, 7.125%, due 06/15/2014 (e)	1,198,400
1,000,000	Transmontaigne, Inc., 9.125%, due 06/01/2010 (e)	1,090,000
		3,081,900

Printing, Publishing and Allied Industries (2.3%)
655,000	Sun Media Corp., 7.625%, due 02/15/2013	718,044
1,055,000	Warner Music Group, 7.375%, due 04/15/2014, (a) Cost — $1,042,702;
	Acquired — 04/01/2004 and 07/21/2004 (e)	1,086,650
		1,804,694

Real Estate Investment Trusts (REITS) (2.4%)
390,000	Senior Housing Trust, 8.625%, due 01/15/2012	447,525
800,000	Senior Housing Properties, 7.875%, due 04/15/2015 (e).	886,000
540,000	Ventas Reality LP, 6.625%, due 04/15/2015, (a) Cost — $540,000; Acquired — 10/08/2004	554,850
		1,888,375

Stone, Clay, Glass and Concrete Products (3.4
1,475,000	Owens-Brockway Glass, 8.250%, due 05/15/2013	1,629,875
1,005,000	U.S. Concrete, Inc., 8.375%, due 04/01/2014 (e)	1,087,912
		2,717,787

Special Purpose Entity (7.3%)
645,000	Academia Charter School, 8.100%, due 08/15/2024	664,447
275,000	Affinia Group, Inc., 9.000%, due 11/30/2014, (a) Cost — $275,000; Acquired — 11/12/2004	288,062
1,000,000	Aloha Utilities, Inc., 6.050%, due 11/01/2024, (a) Cost — $997,513; Acquired — 10/29/2004 (e)	1,000,000
1,967,000	Dow Jones CDX Hybrid, 7.750%, due 12/29/2009, (a) Cost — $1,948,875
	Acquired — 07/08/2004, 07/19/2004, 07/20/2004, 08/03/2004 and 09/21/2004 (e)	2,024,781
1,000,000	Global Signal Trust, 5.587%, due 12/15/2014	1,000,000
805,000	Riddell Bell Holdings, 8.375%, due 10/01/2012, (a) Cost — $818,163; Acquired — 09/23/2004 (e)	837,200
		5,814,490

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited) (continued)	December 31, 2004

SHARES OR PRINCIPAL AMOUNT	VALUE

Telephone Communications (7.6%)
$741,200	AirGate PCS, Inc., 9.375%, due 09/01/2009 (e)	$802,349
1,300,000	Cincinnati Bell, Inc., 8.375%, due 01/15/2014 (e)	1,322,750
875,000	Fairpoint Communications, 12.500%, due 05/01/2010 (e)	949,375
1,310,000	LG Telecom Co. Ltd., 8.250%, due 07/15/2009, (a) Cost — $1,314,014;
	Acquired — 07/09/2004 , 07/28/2004 and 09/28/2004 (e)	1,421,712
1,440,000	Nextel Communications, Inc., 6.875%, due 10/31/2013 (e)	1,569,600
		6,065,786

Television Broadcasting Stations (1.7%)
1,235,000	Sinclair Broadcasting Group, 8.000%, due 03/15/2012 (e)	1,318,362

Transportation Equipment (0.9%)
645,000	United Components, Inc., 9.375%, due 06/15/2013	703,050

Wholesale Trade — Durable Goods (2.7%)
1,050,000	Fisher Scientific International, 6.750%, due 08/15/2014, (a) Cost — $1,051,950;
	Acquired — 07/22/2004 (e)	1,131,375
1,000,000	Vedanta Resources, 6.625%, due 02/22/2010, (a) Cost — $997,423; Acquired — 12/10/2004	1,013,220
		2,144,595

Wholesale Trade — Non-Durable Goods (3.1%)
1,165,000	DIMON, Inc., 7.750%, due 06/01/2013 (e)	1,229,075
1,055,000	FastenTech, Inc., 11.500%, due 05/01/2011, (a) Cost — $1,164,080;
	Acquired — 06/03/2004, 06/21/2004 and 07/27/2004 (e)	1,218,525
		2,447,600
	Total corporate bonds (cost $103,933,993)	$109,927,735

PREFERRED STOCK (1.0%)

Transportation by Air (0.0%)
361	US Airways, Inc. (d)(e)(f)	0

Apparel and Other Finished Products (1.0%)
29,717	Tommy Hilfiger USA, Inc. (d)	760,161
	Total preferred stock (cost $741,147)	760,161

BENEFICIAL CERTIFICATES (0.4%)

Transportation by Air (0.4%)
10,723,505	US Airways, Inc. (d)(e)(f)	321,705
	Total beneficial certificates (cost $0).	321,705

WARRANTS (0.2%)

Industrial and Commercial Machinery and Computer Equipment (0.2%)
363	HMP Equity Holdings, expire 05/15/2008	170,792
	Total warrants (cost $49,399)	170,792

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited) (continued)	December 31, 2004

SHARES OR PRINCIPAL AMOUNT	VALUE

SHORT-TERM INVESTMENTS (3.3%)
2,639,299	Temporary Investment Fund, Inc.	$2,639,299
	Total short-term investments (cost $2,639,299)	2,639,299
	Total investments (142.9%) (cost $107,314,440) (g)	$113,819,692
	Liabilities, less other assets (-42.9%)	(34,184,113)
	Total net assets (100.0%)	$79,635,579

--------------------
(a)	Restricted under Rule 144A of the Securities Act of 1933.
(b)	STEP — Bonds where the coupon increases or steps up at a predetermined rate.
(c)	Zero Coupon — Bonds that make no interest payments.
(d)	Non-income producing security.
(e)	All or a portion of these securities were included in a pledge account (see footnote 6).
(f)	Security valued at fair value as determined under supervision of the Board of Trustees.
(g)	Aggregate cost for Federal income tax purposes is $107,571,754.
The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:
Excess of market value over tax cost. $6,399,029
Excess of tax cost over market value (151,091)
$6,247,938

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Assets and Liabilities (unaudited)
December 31, 2004

Assets:
Investments at cost	$107,314,440
Investments at value	$113,819,692
Cash	167,900
Interest receivable	1,836,501
Other assets	4,409
Total assets	115,828,502
Liabilities and net assets:
Payable to Conseco, Inc. subsidiaries	97,731
Accrued expenses	32,576
Distribution payable	352,927
Interest payable	160,495
Line of credit	35,549,194
Total liabilities	36,192,923
Net assets	$79,635,579
Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	101,202,966
Undistributed net investment income	225,862
Accumulated net realized loss on investments	(28,305,341)
Net unrealized appreciation on investments	6,505,252
Net assets	$79,635,579
Shares outstanding	6,839,661
Net asset value per share	$11.64

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Operations (unaudited)
For the Six Months Ended December 31, 2004

Investment Income:
Interest	$3,886,406
Dividends	33,432
Total investment income	3,919,838
Expenses:
Investment advisory fees	474,279
Shareholders service fees	52,698
Administration fees	45,369
Transfer agent fees	28,432
Trustees' fees	27,977
Registration and filing fees	13,825
Audit fees	13,158
Reports — printing	10,081
Custodian fees	8,620
Legal fees	7,310
Other	7,213
Total expenses before interest expense	688,962
Interest expense	351,044
Total expenses	1,040,006
Net investment income	2,879,832
Net realized and unrealized gains on investments:
Net realized gains on sales of investments	3,097,645
Net change in unrealized appreciation of investments	2,551,465
Net realized and unrealized gains on investments.	5,649,110
Net increase in net assets from operations.	$8,528,942

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Changes in Net Assets

	For the Six Months Ended December 31, 2004 (unaudited)	For the Year Ended June 30, 2004
Operations:
Net investment income.	$2,879,832	$6,447,244
Net realized gains on sales of investments	3,097,645	6,387,784
Net change in unrealized appreciation of investments	2,551,465	(2,308,821)
Net increase from operations	8,528,942	10,526,207
Distributions to shareholders:
Net investment income.	(2,769,380)	(6,438,483)
Net decrease from distributions	(2,769,380)	(6,438,483)
Capital Share Transactions:
Reinvestment of distributions (including $0 and $11,349 paid to Conseco, Inc., respectively)	—	33,444
Net increase from capital share transactions	—	33,444
Total increase in net assets	5,759,562	4,121,168
Net assets:
Beginning of period	73,876,017	69,754,849
End of period	$79,635,579	$73,876,017
Share data:
Reinvestment of distributions	—	3,129
Net increase	—	3,129
Shares outstanding:
Beginning of period	6,839,661	6,836,532
End of period	6,839,661	6,839,661

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Financial Highlights
For a share outstanding during the six months ended December 31, 2004 (unaudited) and through each year ended June 30.

	December 31, 2004	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value per share,
beginning of year	$10.80	$10.20	$7.81	$9.28	$11.15	$13.04
Income from investment operations (a):
Net investment income	0.42	0.94	0.96	1.01	1.11	1.40
Net realized gains (losses) and change in unrealized
appreciation or depreciations on investments	0.83	0.60	2.38	(1.47)	(1.89)	(1.87)
Net increase (decrease) from investment operations	1.25	1.54	3.34	(0.46)	(0.78)	(0.47)
Distributions:
Net investment income	(0.41)	(0.94)	(0.95)	(1.01)	(1.09)	(1.42)
Net decrease from distributions	(0.41)	(0.94)	(0.95)	(1.01)	(1.09)	(1.42)
Net asset value per share, end of period	$11.64	$10.80	$10.20	$7.81	$9.28	$11.15
Per share market value, end of period	$10.440	$9.6000	$10.1700	$7.8200	$9.5100	$10.3125
Total return (b) (c)	13.35%	3.30%	45.80%	(7.60%)	3.39%	(9.44%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$79,636	$73,876	$69,755	$53,170	$62,753	$75,255
Ratios of expenses to average net assets (d)	2.67%	2.38%	2.84%	3.13%	4.04%	3.80%
Ratios of operating expenses to average
net assets (d) (e)	1.77%	1.79%	1.98%	1.93%	1.80%	1.64%
Ratios of net investment income to average net assets (d)	10.07%	8.77%	11.43%	11.47%	10.95%	11.48%
Portfolio turnover (c)	92.25%	112.72%	111.69%	247.73%	213.80%	118.92%

---------------

(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.
(b)
Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)	Not annualized for periods of less than one year.
(d)	Annualized for periods of less than one year.
(e)	Excluding interest expense.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Cash Flows

	For the Six Months Ended December 31, 2004 (unaudited)	For the Year Ended June 30, 2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income	$3,685,079	$7,339,266
Interest expense paid	(217,278)	(453,225)
Operating expenses paid	(685,831)	(1,332,319)
Net cash provided by operating activities	2,781,970	5,553,722
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments	95,859,443	106,581,184
Purchases of investments	(110,329,297)	(104,111,805)
Net (increase) decrease in short-term investments	(2,639,299)	6,213,920
Net cash provided by (used for) investing activities	(17,109,153)	8,683,299
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid (net of reinvestment of $0 and $33,444, respectively)	(2,904,120)	(6,337,818)
Net increase (decrease) in loans outstanding	17,500,000	(8,000,000)
Net cash provided by (used for) financing activities	14,595,880	(14,337,818)
Net increase (decrease) in cash	268,697	(100,797)
Cash at beginning of year.	(100,797)	—
Cash at end of year	$167,900	$(100,797)
Reconciliation of Net Investment Income to Net Cash Used
By Operating Activities:
Net investment income	$2,879,832	$6,447,244
Net (increase) in interest and dividends receivable.	(154,118)	(95,743)
Net (increase) decrease in other assets	9,600	(939)
Net increase (decrease) in payable to Conseco, Inc subsidiaries	22,716	(3,554)
Net (decrease) in accrued expenses	(29,185)	(15,016)
Net increase (decrease) in interest payable	133,766	(16,325)
Payment in kind bonds	—	(88)
Accretion and amortization of discounts and premiums	(80,641)	(761,857)
Net cash provided by operating activities	$2,781,970	$5,553,722

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2004

1. ORGANIZATION

The 40|86 Strategic Income Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end, non-diversified management investment company. At December 31, 2004, Conseco, Inc. (“Conseco”) owned 13,324 shares of the Fund’s common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The Fund did not hold any investments which are restricted as to resale, except bonds with a cost of $40,609,786 and a market value of $41,884,550, all of which are eligible for resale under Rule 144A of the Securities Act of 1933. These securities represent 52.60% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Fund securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains

The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes

For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and Capital Gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended June 30, 2004 and June 30, 2003 were as follows:

Ordinary income (2004)	$6,371,292
Ordinary income (2003)	6,426,396

At June 30, 2004, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Undistributed Ordinary Income	$603,078
Capital Loss and other loss carryovers	(31,275,135)
Accumulated Earnings (Deficit)	(30,672,057)
Less: Dividend Payable	(487,668)
Unrealized Appreciation — Tax	3,825,936
Total Accumulated Earnings (Deficit)	$(27,333,789)

The differences between book and tax basis net unrealized appreciation are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions. The cumulative timing difference for the capital loss carryover is due to Wash Sales.

Net Asset Value	$73,876,017
Paid in Capital	(101,209,806)
Net assets (excluding paid in capital)	$(27,333,789)

As of June 30, 2004, the Fund had a total capital loss carryover of $31,275,135 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $4,124,661 will expire in 2008, $17,308,696 will expire in 2009, $5,368,863 in 2010 and $4,473,915 in 2011.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2004

Expenses

The Fund pays expenses of Trustees who are not affiliated persons of the Fund or 40|86 Advisors, Inc. (the “Adviser” and “Administrator”), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting attended. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”). The total fees incurred for such services for the six months ended December 31, 2004 were $474,279.

Shareholder Servicing Agreement

Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The total fees incurred for such services for the six months ended December 31, 2004 were $52,698.

4. ADMINISTRATION AGREEMENT

The Fund contracted for certain administration services with PFPC, Inc. (“PFPC”). For its services, PFPC receives a monthly fee equal to an annual rate of 0.105 percent of the first $250 million of average weekly net assets; 0.080 percent of the next $250 million of average weekly net assets; 0.055 percent of the next $250 million of average weekly net assets; and 0.035 percent of average weekly net assets in excess of $750 million, subject to a minimum monthly charge of $7,500. The total fees incurred for such services for the six months ended December 31, 2004 were $45,369.

5. PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $105,658,494 and $93,469,627, respectively, for the six months ended December 31, 2004.

6. INDEBTEDNESS

The Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in interest rates on borrowings.

Loan Agreement

The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement”) on October 4, 2000. The Agreement is callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Advances made under the Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company as pledgee effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. The Fund is required to maintain asset coverage, as defined in the Agreement, of at least 3:1. Portfolio securities with an aggregate value of $74,900,259 were included in the pledge account at December 31, 2004.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited) (continued)	December 31, 2004

Borrowings at December 31, 2004 totaled $35.5 million and the interest rate on such borrowings was 3.0625 percent.

Average daily balance of loans outstanding during the six months ended December 31, 2004	$27,388,868
Weighted average interest rate for the period	2.54%
Maximum amount of loans outstanding at any month-end during the six months ended December 31, 2004	$35,549,194
Percentage of total assets at December 31, 2004	30.69%
Amount of loans outstanding at December 31, 2004	$35,549,194
Percentage of total assets at December 31, 2004	30.69%

7. INDEMNIFICATIONS

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contacts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

40 | 86 Strategic Income Fund	Semi-Annual Report
Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by PFPC, Inc. (“PFPC”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as ”dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (”newly issued shares”); or (ii) by purchase of outstanding shares on the open market (”open market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as ”market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as ”market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an ”ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next ”ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.

The DRIP Agent maintains all shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.

Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.

If the market price (plus commissions) of the Fund’s shares is above their net asset value, participants of the DRIP will receive

40 | 86 Strategic Income Fund	Semi-Annual Report
Automatic Dividend Reinvestment Plan (unaudited) (continued)

shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the DRIP Agent at PFPC, Inc., PO Box 43027, Providence, RI 02940-3027.

Submission Of Matter To A Vote Of Security Holders (unaudited)

An annual shareholders’ meeting was held on December 30, 2004, for 40|86 Strategic Income Fund. Shareholders were asked to elect two (2) Trustees to each serve for a Class I term ending in 2006 and to elect two (2) Trustees to each serve for a Class II term ending in 2007.

Proposal 1 -
Election of Class I Trustee

Nominee	For	Against	Non-Voting Shares	Total Voting Shares
Diana H. Hamilton	5,784,748	55,789	999,124	5,840,537
R. Matthew Neff	5,785,234	55,303	999,124	5,840,537

Election of Class II Trustee

Nominee	For	Against	Non-Voting Shares	Total Voting Shares
Gregory J. Hahn	5,782,878	57,659	999,124	5,840,537
David N. Walthall	5,781,872	58,665	999,124	5,840,537

Jobs and Growth Tax Relief and Reconciliation Act of 2003 (unaudited)

For the year ended June 30, 2004, the Fund designated dividends of $196,611 paid by the Fund as qualifying dividends subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information was reported, by management on your 2004 Form 1099-DIV.

40 | 86 Strategic Income Fund	Semi-Annual Report
Board of Trustees and Officers (unaudited)

Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years

David N. Walthall (59) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since March 2004 and Trustee Since December 1998
Principal, Walthall Asset Management. Former President, Chief Executive Officer and Director of Lyrick Corporation. Formerly, President and CEO, Heritage Media Corporation. Formerly, Director, Eagle National Bank. Chairman of the Board and Trustee of other mutual fund managed by the Adviser.

Gregory J. Hahn* (44) 11815 N. Pennsylvania St. Carmel, IN 46032	President Since September 2003 and Trustee Since July 1998	Chartered Financial Analyst. Chief Investment Officer and Senior Vice President, Adviser. President, Trustee and portfolio manager of other mutual fund managed by the Adviser.

Harold W. Hartley (81) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since July 1998	Chartered Financial Analyst. Director, Ennis Business Forms, Inc. Retired, Executive Vice President, Tenneco Financial Services, Inc. Trustee of other mutual fund managed by the Adviser.

Dr. R. Jan LeCroy (73) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since July 1998	Director, Southwest Securities Group, Inc. Retired, President, Dallas Citizens Council. Trustee of other mutual fund managed by the Adviser.

Diana H. Hamilton (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Independent Consultant in Municipal Finance Advisory; Formerly, State of Indiana Director of Public Finance. Trustee of other mutual fund managed by the Adviser.

R. Matthew Neff (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of other mutual fund managed by the Adviser.

Sarah L. Bertrand (36) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Secretary Since December 2004	Chief Compliance Officer, Adviser. Chief Compliance Officer and Secretary of other mutual fund managed by the Adviser.

Audrey L. Kurzawa (37) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since October 2002	Certified Public Accountant. Controller, Adviser. Treasurer of other mutual fund managed by the Adviser.

William T. Devanney (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of other mutual fund managed by the Adviser.

---------------
* The Trustee so indicated is an ”interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.
Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by—laws or charter or statute.
All Trustees oversee the 8 portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (7).

INVESTMENT ADVISER 40|86 Advisors, Inc. Carmel, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Indianapolis, IN	LEGAL COUNSEL Kirkpatrick & Lockhart LLP Washington, DC

TRANSFER AGENT PFPC, Inc. Providence, RI	CUSTODIAN PFPC Trust Company Philadelphia, PA

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40|86 STRATEGIC INCOME FUND
11815 N. Pennsylvania Street
Carmel, IN 46032
800-852-4750

40|86 STRATEGIC INCOME FUND
11815 N. Pennsylvania Street
Carmel, IN 46032

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet effective.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 7/1/04-7/31/04	NONE	NONE	NONE	NONE
Month #2 8/1/04-8/31/04	NONE	NONE	NONE	NONE
Month #3 9/1/04-9/30/04	NONE	NONE	NONE	NONE
Month #4 10/1/04-10/31/04	NONE	NONE	NONE	NONE
Month #5 11/1/04-11/30/04	NONE	NONE	NONE	NONE
Month #6 12/1/04-12/31/04	NONE	NONE	NONE	NONE
Total	NONE	NONE	NONE	NONE

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) 40|86 Strategic Income Fund

By (Signature and Title)        /s/ Gregory J. Hahn
Gregory J. Hahn, President
(principal executive officer)

Date March 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ Gregory J. Hahn
Gregory J. Hahn, President
(principal executive officer)

Date March 2, 2005

By (Signature and Title)        /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, Treasurer
(principal financial officer)

Date March 2, 2005